Exhibit 99.1

MOVELLA ANNOUNCES CLOSING OF

BUSINESS COMBINATION WITH PATHFINDER ACQUISITION CORP.

HENDERSON, NV – February 10, 2023— Movella Holdings Inc. (“Movella”), a global leader in the digitization of movement, announced today the completion of its previously announced business combination (the “Business Combination”) with Pathfinder Acquisition Corp. (Nasdaq: PFDR) (“Pathfinder”), a special purpose acquisition company.

The Business Combination was approved by the respective Boards of Directors and shareholders of Pathfinder and Movella Inc. The combined company will operate as “Movella Holdings Inc.”, and its common stock and warrants are expected to begin trading on the Nasdaq Stock Market under the ticker symbol “MVLA” and “MVLAW”, respectively, on February 13, 2023.

“We are excited to be joining Nasdaq,” said Ben Lee, CEO of Movella, “Becoming a public company will fuel our growth in digitizing movement and accelerate our progress in enabling our customers to realize extraordinary outcomes across entertainment, health & sports, and automation & mobility markets.”

“With the completion of this combination, Movella can further invest in its world-class technology and talent to accelerate growth and capture exciting opportunities in emerging growth markets such as the metaverse, as well as in its core growth markets,” said David Chung, CEO of Pathfinder, who will become a director on Movella’s Board. “We are honored to partner with Ben and the Movella management team to continue bringing great solutions to market and shape the industry.”

Transaction Overview

The Business Combination values Movella at a pro forma enterprise value1 of $504 million. Existing shareholders of Movella, including Kleiner Perkins, GIC and Columbia Threadneedle, rolled 100 percent of their ownership into the combined company.

The transaction was supported by $75 million of financing from affiliates of Francisco Partners (“FP”), a leading technology focused private investment firm with over $45 billion of cumulative committed capital. Under the terms of the investment, FP acquired $75 million of Pathfinder common stock prior to closing through a direct placement of Pathfinder stock. Under the terms of the financing, Movella issued to FP a 5-year PIK note. This unique structure gives Movella the right to direct the sale of FP’s purchased stock into the public market at any time following the closing of the transaction until the repayment or prepayment of the note, the proceeds of which will provide material credits against the note balance at a repayment or refinancing event.

Other than terms previously disclosed, there are no provisions under which FP will be issued additional shares (whether related to the Company’s stock price performance or otherwise) post-closing. This flexible financing was designed to not only help ensure the Company has substantial cash resources at closing, but to also allow Movella’s current and future shareholders to benefit from the potential ability to reduce the future amounts due under the FP note through share price appreciation.

Advisors

Movella was advised by Stifel (as exclusive financial advisor) and Pillsbury Winthrop Shaw Pittman LLP in connection with the transaction. Pathfinder was advised by Kirkland & Ellis LLP, and Francisco Partners was advised by Latham & Watkins LLP in connection with the transaction.

About Movella Holdings Inc.

Movella is a leading full-stack provider of sensors, software, and analytics that enable the digitization of movement. Movella serves the entertainment, health & sports, and automation & mobility markets. Our innovations enable our customers to capitalize on the value of movement by transforming data into meaningful and actionable insights. Partnering with leading global brands such as Electronic Arts, EPIC Games, 20th Century Studios, Netflix, Toyota, Siemens, and over 500 sports organizations, Movella is creating extraordinary outcomes that move humanity forward. To learn more, visit www.movella.com.

Contact:

Steve Smith, CFO

steve.smith@movella.com

+1 408-637-5521

Cautionary Statement Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of federal securities laws. The words “accelerate,” “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “expect,” “extend,” “fuel,” “future,” “growth,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “progress,” “project,” “realize,” “see,” “seem,” “should,” “will,” “would,” and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the following: Movella’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and the company’s competitive position; the potential impact of the Business Combination on Movella and its business, including allowing Movella to continue to rapidly scale its business and further invest in market-leading movement capture and digitization solutions; the potential benefits and expectations related to the terms of the FP financing, including but not limited to, the sale of FP-purchased stock and repayment of the note; the ability of Movella’s solutions to enable real-time digitized movement in the emerging high-growth areas of the Metaverse, next-generation gaming, live streaming and other applications; the anticipated use of capital raised from the transaction to further scale and grow the business; the belief that Movella’s proprietary technology, scalable business model, and experienced leadership team will position Movella to extend its leadership position and continue to deliver innovations that drive the industry; the anticipated or potential features, benefits, and applications for Movella’s products and technology and timing thereof; the market opportunity for Movella’s products and technology; or other characterizations of future events or circumstances, including any underlying assumptions. These statements are based on the current expectations of Movella’s management and are not predictions of actual performance and as such, are provided for illustrative purposes only. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Movella’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) failure to realize the anticipated benefits of the Business Combination; (ii) general economic conditions and Movella’s financial performance; (iii) changes adversely affecting the businesses in which Movella is engaged; (iv) Movella’s ability to execute on its business strategy and plans and to manage growth; and (v) risks related to regulatory matters, as well as the factors described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(3) by Pathfinder on January 17, 2023 and in those documents that Movella will file with the SEC in the future. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Movella presently knows or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, plans or forecasts of future events and views as of the date of this press release. Movella anticipates that subsequent events and developments will cause its assessments to change. However, while Movella may elect to update these forward-looking statements at some point in the future, Movella specifically disclaims any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing Movella’s assessments as of any date subsequent to the date of this press release and are not intended to serve as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Accordingly, undue reliance should not be placed upon the forward-looking statements.

[1]

Enterprise Value is calculated as the sum of Movella’s equity value and net debt. The pro forma enterprise value incorporates an assumption that the $75 million in aggregate principal amount incurred through the debt financing facilities with FP remains on the balance sheet in its full amount, and thus includes an approximately $75 million net debt adjustment for such aggregate principal amount remaining outstanding at the closing of the transaction, prior to benefits from any non-redemptions.